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                                                                   EXHIBIT 10.11


                             ASSUMPTION AGREEMENT
                             --------------------



     This ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
May ___, 1997, among Industrial Development Authority of Charles City County ("Lender"), and U.S. Remodelers, Inc., a Delaware corporation ("Borrower").
--------                                                        --------


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, on February 12, 1995, Facelifters Home Systems, Inc. ("Original
                                                                     --------
Borrower") executed that certain Promissory Note (the "Note") in the original
--------                                               ----
principal amount of $400,000, payable to the order of Lender, evidencing a loan (the "Loan") from Lender to Original Borrower;
      ----

     WHEREAS, the Note is secured by, among other collateral, (i) that certain Security Agreement between Original Borrower and Lender dated April 7, 1995 (the "Security Agreement") covering certain property described therein (the
 ------------------
"Property");
 --------

     WHEREAS, by Bill of Sale of even date herewith, Original Owner has conveyed the Property to Borrower, and in partial consideration for such conveyance, Borrower has agreed to assume the Note and to pay the Note in accordance with its terms, and to perform all obligations of Original Borrower under the Note, the Security Agreement, and any other documents evidencing and securing the Loan (the "Loan Documents");
      --------------

     WHEREAS, Original Borrower and Borrower have requested that Lender consent to the transfer of the Property to Borrower and the assumption by Borrower of all obligations of Original Borrower under the Note, the Security Agreement and any other of the Loan Documents;

     WHEREAS, Lender is willing to consent to such transfer upon certain terms and conditions as set forth herein; and

     WHEREAS, the parties hereto desire to evidence in writing the assumption by Borrower of the obligation to pay the Note and perform all obligations thereunder and under the Security Agreement and the other Loan Documents in accordance with their respective terms.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ASSUMPTION AGREEMENT--Page 1
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     1.   Borrower does hereby, (i) assume the Note, (ii) promise to pay to
Lender or any other holder of the Note all principal payable under the Note in accordance with its terms, (iii) promise to pay to Lender or any other holder of the Note all interest and other sums due and payable under the Note arising from and after the date of this Agreement, and (iv) promise to perform all obligations of Original Borrower under the Security Agreement and the other Loan Documents in accordance with the terms thereof, and any other documents executed by Borrowers in connection with this Agreement (the "Loan Assumption
                                                     ---------------
Documents").
---------
     2. The unpaid principal balance of the Note as of April 29, 1997 is $258,567.50.

     3. Any notices or instructions to be given in connection with this Agreement or the Note, the Security Agreement, any other of the Loan Documents, or the Loan Assumption Documents shall be in writing to be effective and shall be personally served, or sent by certified or registered mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service. Any such notice shall be deemed to have been given and received on the earlier of (a) if given by personal service, upon receipt, (b) if sent by registered or certified mail, upon the earlier of (i) actual receipt, or (ii) two (2) business days after deposit in a depositary of the United States Postal Service, postage prepaid, return receipt requested, or (c) if sent by Federal Express or other equivalent overnight or expedited delivery service, upon the earlier of (i) actual receipt or (ii) two (2) business days after delivery to such overnight or expedited delivery service, delivery charges prepaid, and in each such instance addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice in conformity herewith):

     LENDER: Industrial Development Authority of the County of Charles City, Virginia
                4420 Charles City Road
                Charles City, Virginia

     BORROWER:  U.S. Remodelers, Inc.
                13740 Midway Road
                Dallas, Texas 75244

     4. This Agreement may be amended or supplemented only by a written agreement executed and, if necessary, acknowledged by the party against whom enforcement of such amendment or supplement is sought.

     5. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ASSUMED HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA, AND APPLICABLE FEDERAL LAWS.

ASSUMPTION AGREEMENT--Page 2
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     6.   Nothing in the provisions of this Agreement and no transaction related hereto shall operate or be construed to require Borrower to make any payment or do anything contrary to any applicable law. No determination by any court or governmental authority that any provision in this Agreement is invalid, illegal or unenforceable in any instance shall affect the validity, legality or enforceability of (a) any other provision hereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     7. This Agreement, and all amendments hereto, may be executed in any number of identical original counterparts, each of which when so executed and delivered shall be an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more counterparts and combined with signature pages from any other counterpart in order that one or more fully executed counterparts may be assembled.

     8. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower, and the legal representatives, successors and assigns of Borrower, and shall inure to the benefit of Lender, and its successors and assigns.

     9. THE WRITTEN LOAN DOCUMENTS, THIS AGREEMENT AND THE OTHER LOAN ASSUMPTION DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ASSUMPTION AGREEMENT--Page 3
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     EXECUTED the day and year first above written.


                                 BORROWER:
                                 --------

                                 U.S. Remodelers, Inc.
                                 a Delaware corporation



                                 By: /s/ Murray Gross
                                    ------------------------------------
                                    Murray Gross, President




                                 LENDER:
                                 ------

                                 Industrial Development Authority of
                                 Charles City County



                                 By: /s/ ARTHUR B. GLENN
                                    ------------------------------------
                                 Name: Arthur B. Glenn
                                      ----------------------------------
                                 Title: Chairman
                                       ---------------------------------

ASSUMPTION AGREEMENT--Page 4
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